Exhibit 10.14

                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is entered into this 9th day of September, 2003, by and between LSP Exploration, LLC, a Delaware limited liability company ("Purchaser"), and International Travel CD's Inc., a Colorado corporation ("ILCD").

         WHEREAS, ILCD owns a seven-tenths of one unit (0.7 units) of limited partnership interest in Louisiana
Shelf Partners, L.P. ("Louisiana Shelf"); and

         WHEREAS, Purchaser wishes to purchase from ILCD, and ILCD wishes to sell to Purchaser, seven-tenths of one unit (0.7 units) of limited partnership interest (the "Interest") in Louisiana Shelf in consideration of Purchaser executing a promissory note in the amount of Three Hundred and Fifty Thousand Dollars ($350,000) payable to ILCD (the "Note"), in substantially the form attached hereto as Exhibit A.

         NOW, THEREFORE, in consideration of the premises hereof and the agreements set forth herein below, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. Sale and Purchase of Interest. Subject to the terms and conditions hereof, ILCD hereby sells and Purchaser hereby purchases the Interest in consideration of Purchaser executing and delivering the Note to ILCD.

         2. Closing.

              (a) The closing of the sale and purchase of the Interest (the "Closing") shall take place at the offices of ILCD at 111 Presidential Blvd., Suite 158-A, Bala Cynwyd, PA 19004, upon execution of this Agreement.

              (b) At the Closing: (i) ILCD shall deliver to Purchaser certificate(s) evidencing the Interest duly endorsed for transfer; (ii) Purchaser shall deliver to ILCD the Note duly executed by Purchaser; (iii) ILCD and Purchaser shall execute any and all documents, certificates, consents and agreements necessary to effectuate the transfer of the Interest, and to transfer and assign any and all rights ILCD has as a result of its ownership of the Interest under that certain Limited Partnership Agreement of Louisiana Shelf Partners, L.P., dated December 31, 2002, attached hereto as Exhibit B (the "LP Agreement") to Purchaser; and (iv) ILCD shall cause any and all other persons, including but not limited to the general partner and any limited partners of Louisiana Shelf, to execute any and all other documents, certificates, consents and agreements necessary to effectuate the transfer of the Interest to Purchaser.

         3. Description of Interest. The Interest shall have such rights and obligations as set forth in the LP Agreement.

         4. Representations and Warranties of Purchaser. Purchaser represents and warrants to ILCD as follows:



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              (a) Authority. Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware, and has all requisite corporate power and authority to carry on its business as now conducted and as currently proposed to be conducted by it and to enter into and perform this Agreement. All organizational action on the part of Purchaser necessary for the authorization, execution, delivery and performance of all obligations of Purchaser under the Agreement has been taken.

              (b) Binding Obligation. Purchaser has the legal power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by and on behalf of Purchaser and constitutes a valid and legally binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

              (c) Absence of Litigation. There is no litigation or proceeding pending or, to the best of Purchaser's knowledge, threatened against Purchaser that would have an effect on the validity or performance of this Agreement.

              (d) No Brokers Fees. No person has or will receive from Purchaser or, to Purchaser' knowledge, from any other person, any compensation as a broker, finder or advisor, or in any other capacity in connection with the sale and purchase of the Interest.

              (e) Investment Intent. Purchaser understands, acknowledges and represents, to the extent applicable, that:

                      (i) The Interest has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities or blue sky laws, and the transfer of the Interests is intended to be exempt from registration under the Securities Act based, in part, upon the representations, warranties and covenants of ILCD contained herein.

                      (ii) Neither the United States Securities and Exchange Commission nor any state securities commission has (i) approved the transfer of the Interest or passed upon or endorsed the merits of the Interests, or (ii) confirmed the accuracy of, determined the adequacy of, or reviewed any documentation regarding ILCD or Louisiana Shelf.

                      (iii) It has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, so that it is capable of evaluating the merits and risks of an investment in the Interest, it has made such investigations in connection herewith as it has deemed necessary or desirable so as to make an informed investment decision without relying on ILCD for legal or tax advice related to this investment, and it has had the opportunity to obtain additional information as desired in order to evaluate the merits of and the risks inherent in an investment in the Interest and has received all such information requested and has had all such questions answered to its satisfaction.

                      (iv) The Interest is being purchased in a private transaction separately negotiated by Purchaser, for its own account, for investment purposes only and not with a view to distribution, and it was unaware of, and did not rely upon, and did not become aware of the offering of the Interest, through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio, in connection with the offer and sale of the Interest.


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              (v) It is able to bear the economic risks of an investment in the
Interest and its overall commitment to investments that are not readily marketable is not disproportionate to its net worth.

              (vi) It must bear the substantial economic risks of the investment in the Interest indefinitely, as the Interests are "restricted securities" as that term is defined in Regulation D under the Securities Act and may not be sold, hypothecated or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the certificates evidencing the Interest to the effect that the Interest has not been registered under the Securities Act or any applicable state securities laws.

              (vi) Any information that the undersigned has heretofore furnished or furnishes herewith to ILCD is complete and accurate and may be relied upon by ILCD in determining the availability of an exemption from registration under federal and state securities laws (including, but not limited to, the Securities
Act) in connection with the purchase of the Interest hereunder.

         4. Representations and Warranties of ILCD. ILCD represents and warrants to the Purchaser as follows:

              (a) Authority. ILCD is a corporation duly organized, validly existing and in good standing under the laws of the state of Colorado, and has all requisite corporate power and authority to carry on its business as now conducted and as currently proposed to be conducted by it and to enter into and perform this Agreement. All corporate action on the part of ILCD necessary for the authorization, execution, delivery and performance of all obligations of ILCD under the Agreement has been taken.

              (b) Binding Obligation. ILCD has the legal power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by and on behalf of ILCD and constitutes a valid and legally binding obligation of ILCD, enforceable against ILCD in accordance with its terms.

              (c) Title to Interest. ILCD is the sole record and beneficial owner of the Interest, free and clear of all liens or encumbrances of any kind or nature, any preemptive rights, co-sale rights, rights of first refusal or any other rights of any kind or nature which limit, condition, or restrict in any way ILCD's right to transfer and sell the Interest.

              (d) Absence of Litigation. There is no litigation or proceeding pending or, to the best of ILCD's knowledge, threatened against ILCD that would have an effect on the validity or performance of this Agreement.



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              (e) No Brokers Fees. No person has or will receive from ILCD or, to ILCD's knowledge, from any other person, any compensation as a broker, finder or advisor, or in any other capacity in connection with the sale and purchase of the Interest.

         6. Confidentiality. The existence and contents of this Agreement and the transactions contemplated hereby are confidential and shall not be disclosed to any person for any reason. Purchaser understands that certain information conveyed to it by ILCD in connection herewith may be regarded as material non-public information under Regulation FD under the Securities Act of 1933, as amended. Purchaser hereby acknowledges that it remains bound by its prior express agreement to maintain the confidentiality of such information and to not disclose such information to any person. Purchaser understands that Federal law provides severe civil and criminal penalties for trading in the public market on the basis of material non-public information.

         7. General Release. Purchaser, for itself and on behalf of its equity owners, directors, officers, managers, affiliates, successors and assigns, does hereby fully and irrevocably remise, release and forever discharge ILCD and each of its directors, officers, shareholders, affiliates, employees, agents, attorneys, accountants, successors and assigns, of and from any and all manner of claims, actions, causes of action, grievances, liabilities, obligations, promises, damages, agreements, rights, debts and expenses (including claims for attorneys' fees and costs) (collectively, "Claims"), of every kind, either in law or in equity, whether contingent, mature, known or unknown, or suspected or unsuspected, including, without limitation, any Claims arising under any federal, state, local or municipal law, common law or statute, whether arising in contract or in tort, and any Claims arising under any other laws or regulations of any nature whatsoever, which the undersigned ever had, now has or may have, for or by reason of any cause, matter or thing whatsoever, from the beginning of the world to the date hereof.

         Purchaser further agrees and covenants not to sue or to bring, or assign to any third person, any claims or charges against ILCD or any of its directors, officers, shareholders, affiliates, employees, agents, attorneys, accountants, successors or assigns, with respect to any matter covered by the release set forth in the previous paragraph, and to not assert against ILCD, or any of its directors, officers, affiliates, employees, agents, attorneys, accountants, successors or assigns, any action, grievance, suit, litigation or proceeding for any matter covered by the release set forth in the previous paragraph.

         8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to conflict of laws principles.

         9. Consent of General Partner. LS Gas, LLC, the general partner of Louisiana Shelf, hereby consents to the transfer of the Interest by ILCD pursuant to the terms of this Agreement.

         10. Sections and Other Headings. The section and other headings contained in this Agreement are for the convenience of reference only, do not constitute part of this Agreement or otherwise affect any of the provisions hereof.

         11. Entire Agreement. This Agreement represents the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior and contemporaneously made written or oral agreements between the parties relating to the subject matter hereof.



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                  12. Counterpart Signatures. This Agreement may be delivered via facsimile and executed in counterpart each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have executed this Agreement as of the date first above written.

                       INTERNATIONAL TRAVEL CD'S, INC.


                       By: /s/ Mark A. Bush
                           -----------------------------------------
                           Name: Mark A. Bush
                           Title: President


                       LSP EXPLORATION, LLC


                       By: /s/ Howard M. Appel
                           -----------------------------------------
                           Name:  Howard M. Appel
                           Title:  Managing Member


                       LS GAS, LLC, solely for the purpose of Section 9 hereof


                       By: /s/ Mark A. Bush
                           -----------------------------------------
                           Name: Mark A. Bush
                           Title: Manager



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                        EXHIBIT A FORM OF PROMISSORY NOTE



                                 PROMISSORY NOTE


$350,000                                                Bala Cynwyd, PA
                                                        September ___, 2003

                  FOR VALUE RECEIVED, LSP Exploration, LLC, a Delaware limited liability company (the "Borrower"), with a principal place of business at One Belmont Avenue, Suite 417, Bala Cynwyd, PA 19004 hereby promises to pay to the order of International Travel CD's, Inc., a Colorado corporation (the "Lender"), at 111 Presidential Boulevard, Suite 158A, Bala Cynwyd, Pennsylvania, 19004, the principal sum of Three Hundred and Fifty Thousand Dollars (US $350,000) payable in cash on September 24, 2004 (the "Maturity Date").

                  The entire principal amount together with interest at the rate of three percent (3%) percent per annum, shall be paid on the Maturity Date.

                  All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest or otherwise, shall be made without set off or counterclaim and shall be made prior on the Maturity Date thereof to the Lender at the address set forth above, or such other place as Lender may from time to time designate in writing. If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

         Any failure to repay the principal or interest due hereunder upon the Maturity Date or any failure to adhere to the terms of this Note shall be considered an Event of Default. Upon the occurrence of an Event of Default the entire amount of the indebtedness evidenced by this Note hereby shall be immediately due and payable. Upon the acceleration of the obligations evidenced by this Note and failure by the Borrower to pay amounts then due hereunder, Lender may proceed to protect, exercise and enforce all of its rights and remedies under this Note and applicable law. The remedies provided in this Note are cumulative and concurrent, may be pursued in any order, separately, successively or together, may be exercised as often as occasion therefor may arise, and shall be in addition to, and not in substitution for, the rights and remedies which would otherwise be vested in Lender for the recovery of damages, or otherwise, in the event of a breach of any of the undertakings of the Borrower hereunder. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by the Borrower and the Lender. The Lender may not sell, assign or transfer this Note or any portion hereof.

         This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Lender and its successors and assigns. All references herein to the "Borrower" and the "Lender" shall be deemed to apply to the Borrower and the Lender, respectively, and their respective successors and assigns.

         Borrower may prepay the loan evidenced by this Note at anytime without the consent of the Lender.

         This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has executed this Note as of the date first written above with the intention that this Note shall constitute a sealed instrument.

                                                     LSP EXPLORATION, LLC


                                                     By:  _____________________
                                                          Name:
                                                          Title: